UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on January 31, 2024, Nuvve Holding Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC regarding an underwritten public offering (the “Offering”). On February 2, 2024, the Company completed the Offering for gross proceeds of approximately $9.6 million prior to deducting underwriting discounts and commissions and offering expenses. The Offering was comprised of (i) 3,035,000 shares of common stock of the Company ( “Common Stock”), (ii) 1,765,000 pre-funded warrants (“Pre-Funded Warrants”) to purchase shares of Common Stock, (ii) 4,800,000 Series A Warrants (“Series A Warrants”) to purchase shares of Common Stock, with an initial exercise price of $2.00 per share and a term of five years following the issuance date, (iii) 4,800,000 Series B Warrants (“Series B Warrants”) to purchase shares of Common Stock with an exercise price of $2.00 per share and a term of nine months following the issuance date and (iv) 4,800,000 Series C Warrants (“Series C Warrants”) to purchase shares of Common Stock with an exercise price of $2.00 per share and a term of five years following the issuance date, subject to early expiration as described below. The combined price per share of Common Stock and accompanying Series A Warrant, Series B Warrant and Series C Warrant is $2.00. The combined price per share of each Pre-Funded Warrant and accompanying Series A Warrant, Series B Warrant, and Series C Warrant is equal to the price of each share of Common Stock and accompanying warrants sold in the Offering, minus $0.0001, and the exercise price of each pre-funded warrant is $0.0001 per share. The Series C Warrants may only be exercised to the extent and in proportion to a holder of the Series C Warrants exercising its Series B Warrants, and are subject to an early expiration of nine months, in proportion and only to the extent any Series C Warrants expire unexercised.

Copies of each of the Underwriting Agreement, the Series A Warrants, the Series B Warrants, the Series C Warrants and the Pre-Funded Warrants were filed as exhibits to the Company’s Registration Statement on Form S-1/A (File No. 333-276415), as filed with the Securities and Exchange Commission on January 26, 2024, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on January 31, 2024, announcing the pricing of the offering, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

The information above is being furnished pursuant to this Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Registrant's Form S-1/A (File No. 333-276415) filed on January 26, 2024)
4.1	Form of Series A Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.9 to the Registrant's Form S-1/A (File No. 333-276415) filed on January 26, 2024)
4.2	Form of Series B Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.10 to the Registrant's Form S-1/A (File No. 333-276415) filed on January 26, 2024)
4.3	Form of Series C Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.11 to the Registrant's Form S-1/A (File No. 333-276415) filed on January 26, 2024)
4.4	Form of Pre-Funded Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.12 to the Registrant's Form S-1/A (File No. 333-276415) filed on January 26, 2024)
99.1	Press Release dated January 31, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2024

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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